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                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549




                                   Form 8-K

                 Current Report Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  August 14, 2002



                      FROZEN FOOD EXPRESS INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

         Texas                           1-10006             75-1301831
(State or other jurisdiction of      (Commission           (IRS Employer
incorporation)                        File Number)      Identification Number)




                              1145 Empire Central Place
                                   Dallas, Texas                75247-4309
                    (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (214) 630-8090


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Item 9.   Regulation FD Disclosure.

          On August 14, 2002, Stoney M. Stubbs, Jr., President and Chief Executive Officer of Frozen Food Express Industries, Inc. (the "Company"), and F. Dixon McElwee, Jr., Chief Financial Officer of the Company, each furnished to the Securities and Exchange Commission personal certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (the "Act"). The Act requires the Company's Form 10-Q for the quarter end June 30, 2002 to be accompanied by written statements in the form prescribed by Section 906 of the Act. The certifications are attached hereto as Exhibits 99.1 and
99.2. The certifications are being provided solely in furtherance of compliance with Section 906 of the Act.


                      EXHIBIT INDEX

Exhibit
  No.                         Document
-------    ------------------------------------------------------------

99.1 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



                               SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        FROZEN FOOD EXPRESS INDUSTRIES, INC.


August 14, 2002                             By:  /s/ F. Dixon McElwee, Jr.
                                                --------------------------
                                                F. Dixon McElwee, Jr.
                                                Senior Vice President
                                                Principal Financial
                                                and Accounting Officer